Net Income Per Share	12 Months Ended
Dec. 31, 2014
Net Income Per Share
Net Income Per Share

21.Net Income Per Share

The following table sets forth the computation of basic and diluted net income per share for the years ended December 31, 2012, 2013 and 2014:

	For the year ended December 31,
	2012	2013	2014
Numerator (RMB in thousands):
Net income attributable to NetEase, Inc.’s shareholders for basic/dilutive net income per share calculation	3,637,452	4,443,910	4,756,623

Denominator (No. of shares in thousands):
Weighted average number of ordinary shares outstanding, basic	3,282,663	3,247,874	3,264,450
Dilutive effect of employee stock options and restricted share units	5,667	8,423	12,599
Weighted average number of ordinary shares outstanding, diluted	3,288,330	3,256,297	3,277,049
Net income per share, basic (RMB)	1.11	1.37	1.46
Net income per share, diluted (RMB)	1.11	1.36	1.45

Basic net income per share is computed using the weighted average number of the ordinary shares outstanding during the year. Diluted net income per share is computed using the weighted average number of ordinary shares and potential ordinary shares outstanding during the year. For the years ended December 31, 2012, 2013 and 2014, options to purchase ordinary shares and RSUs that were anti-dilutive and excluded from the calculation of diluted net income per share totaled approximately 4.2 million shares, 2.9 million shares and 3.2 million shares, respectively.